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                                                                    EXHIBIT 10.7


                                AMENDMENT TO THE

                              AMENDED AND RESTATED

                            STOCKHOLDERS' AGREEMENT


         This Amendment dated September 22, 2003 (the "Amendment") amends the Amended and Restated Stockholders' Agreement by and among Nicholas Anderson, Anthony Caputo, Philip Elkus, Stephen Shulman, Performance Control, LLC, Summit Energy Ventures, LLC and Power Efficiency Corporation dated June 14, 2002 (the "Agreement").

         WHEREAS, the parties to this Amendment executed the Agreement on June 14, 2003;

         WHEREAS, the parties to this Amendment desire to remove Stephen Shulman as a party to the Agreement;

         NOW, THEREFORE, in consideration of the terms and conditions herein contained, the parties hereto mutually agree as follows:

         1)       Stephen Shulman is hereby removed as a party to the Agreement;

         2) The terms of the Agreement shall continue in full force and effect as if the Agreement was originally executed without Stephen Shulman as a party;

                    [Signature page to immediately follow.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first written above.

PERFORMANCE CONTROL, LLC                     POWER EFFICIENCY CORPORATION

By:                                          By:
   --------------------------------             --------------------------------
   Phillip Elkus, Managing Member               Richard Koch, President


SUMMIT ENERGY VENTURES, LLC

By: Northwest Power Management, Manager

    By:
       ---------------------------
       Steven Strasser, President



-----------------------------------          -----------------------------------
Anthony Caputo, Individually                 Nicholas Anderson, Individually
1155 Colonial Way                            1536 208th Street
Bridgewater, NJ 08807                        Bayside, NY 08807



-----------------------------------          -----------------------------------
Philip Elkus, Individually                   Stephen Shulman, Individually
2488 Orchard Lake Road                       5807 Fox Hollow Court
Farmington Hill, MI 48334                    Ann Arbor, MI 48105





Signature page to the Amendment to the Amended and Restated Stockholders' Agreement dated September 22, 2003.